UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04656

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Ellsworth Fund Ltd.

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(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

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(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

Ellsworth Fund Ltd.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant's telephone number, including area code: 973-631-1177

Date of fiscal year end: September 30, 2010

Date of reporting period: December 31, 2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Ellsworth Fund Ltd. - Portfolio of Investments (unaudited)
December 31, 2009
	Principal
	Amount	Value
CONVERTIBLE BONDS AND NOTES - 70.2%

Aerospace and Defense - 1.6%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,065,000
GenCorp Inc. 4.0625%, due 2039 cv. sub. notes (NR) (1)	500,000	510,625
		1,575,625
Automotive - 1.1%
Titan International, Inc. 5.625%, due 2017 cv. sr. sub. notes (NR) (1)	1,000,000	1,062,100

Computer Hardware - 4.1%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,000,000	1,256,250
NETAPP, Inc. 1.75%, due 2023 cv. sr. notes (NR)	1,500,000	1,867,500
Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)	1,000,000	1,005,000
		4,128,750
Computer Software - 7.0%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (BB-)	2,500,000	2,584,375
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,500,000	1,606,875
Nuance Communications Inc. 2.75%, due 2027 cv. sr. deb. (B-)	1,000,000	1,075,000
Sybase, Inc. 3.5%, due 2029 cv. sr. notes (NR) (1)	1,500,000	1,785,000
		7,051,250
Consumer Goods - 2.1%
Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)	900,000	1,225,125
Regis Corp. 5%, due 2014 cv. sr. notes (NR)	750,000	928,125
		2,153,250
Energy - 7.8%
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (Ba3) (2)	2,000,000	1,877,500
Goodrich Petroleum Corp. 5%, due 2029 cv. sr. notes (NR)	1,000,000	1,033,750
McMoRan Exploration Co. 5.25%, due 2011 cv. sr. notes (NR)	1,090,000	1,075,013
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,075,000	1,491,563
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,301,250
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR)
(exchangeable for ADS representing common shares)	500,000	851,875
Verenium Corp. 9%, due 2027 cv. sr. secured notes	337,000	224,611
		7,855,562
Financial Services - 4.8%
Coinstar, Inc. 4%, due 2014 cv. sr. notes (BB)	1,000,000	1,000,000
Old Republic International Corp. 8%, due 2012 cv. sr. notes (BBB)	1,500,000	1,696,875
Euronet Worldwide, Inc. 3.5%, due 2025 cv. deb. (B+) (2)	2,250,000	2,112,188
		4,809,063
Foods - 2.4%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	1,300,000	1,109,875
The Great Atlantic & Pacific Tea Company, Inc. 5.125%, due 2011 cv. sr. notes (Caa1)	683,000	659,095
The Great Atlantic & Pacific Tea Company, Inc. 6.75%, due 2012 cv. sr. notes (Caa1)	700,000	639,625
		2,408,595
Healthcare - 8.0%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR)
(exchangeable for ADS representing common stock)	1,750,000	1,117,813
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (2)	1,500,000	1,288,125
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+)	2,000,000	1,985,000
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (2)	1,750,000	1,813,438
Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B3) (2)	850,000	695,938
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,250,000	1,193,750
		8,094,064

Ellsworth Fund Ltd. - Portfolio of Investments (continued)
December 31, 2009
	Principal
	Amount	Value
CONVERTIBLE BONDS AND NOTES - continued

Leisure Products - 0.8%
JAKKS Pacific, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	$750,000	$775,313

Minerals and Mining - 1.1%
Jaguar Mining, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	1,000,000	1,101,250

Multi-Industry - 1.4%
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	1,500,000	1,475,625

Pharmaceuticals - 7.2%
Cephalon, Inc. 2.5%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,121,250
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR) (1)	1,500,000	1,398,750
Mylan Inc. 3.75%, due 2015 cash cv. notes (BB-)	1,000,000	1,543,750
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes (BB-)	500,000	521,250
Onyx Pharmaceuticals, Inc. 4%, due 2016 cv. sr. notes (NR)	750,000	797,813
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (Baa1)
(exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,856,250
		7,239,063
Semiconductors - 2.0%
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (2)	1,500,000	1,455,000
Intel Corp. 3.25%, due 2039 jr. sub. cv. deb. (A-) (1)	500,000	576,875
		2,031,875
Telecommunications - 15.2%
ADC Telecommunications Inc. floating rate, due 2013 cv. sub. notes (NR)	2,025,000	1,645,313
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,500,000	1,451,250
CommScope, Inc. 3.25%, due 2015 cv. sr. sub. notes (B)	1,000,000	1,188,750
Comtech Telecommunications Corp. 3% due 2029 cv. sr. notes (NR) (1)	1,000,000	1,165,000
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	1,200,000	1,329,000
Equinix, Inc. 4.75%, due 2016 cv. sub. notes (B-)	1,015,000	1,497,125
Finisar Corp. 5% due 2029 cv. sr. notes (NR)	1,000,000	1,102,500
NII Holdings, Inc. 2.75%, due 2025 cv. notes (B-)	1,750,000	1,752,188
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	2,000,000	1,830,000
SBA Communications Corp. 4%, due 2014 cv. sr. notes (NR) (1)	750,000	988,125
SBA Communications Corp. 1.875%, due 2013 cv. sr. notes (NR)	500,000	515,625
Telecommunications Systems, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	750,000	902,813
		15,367,689
Transportation - 2.9%
DryShips, Inc. 5%, due 2014 cv. sr. notes	1,000,000	1,025,000
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	900,000	866,250
JetBlue Airways Corp. 3.75%, due 2035 cv. deb. (Ca)	1,000,000	998,750
		2,890,000
Travel and Leisure - 0.7%
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	658,750

TOTAL CONVERTIBLE BONDS AND NOTES		70,677,824

Ellsworth Fund Ltd. - Portfolio of Investments (continued)
December 31, 2009
	Principal
	Amount	Value

CORPORATE BONDS AND NOTES - 1.1%

Finance - 0.3%
Lehman Brothers Holdings Inc. 6%, due 2010 medium-term notes (NR) (3)	$50,000	$159,000
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR) (3)	1,500,000	191,250
		350,250
Retail - 0.7%
Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012 (NR)
(Acquired 06/01/07; Cost $1,500,000) (1,4,5)	1,500,000	750,000

TOTAL CORPORATE BONDS AND NOTES		1,100,250

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 11.3%

Banking/Savings and Loan - 4.2%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (Ba3)	1,000	879,000
New York Community Bancorp, Inc. 6% BONUSES units (Baa2)	24,000	1,117,200
Sovereign Capital Trust IV 4.375% PIERS (Baa2)
(exchangeable for Sovereign Bancorp, Inc. common stock) (2)	14,000	448,000
Wells Fargo Corp. 7.5% perpetual cv. pfd., series L (Ba1)	2,000	1,836,000
		4,280,200
Chemicals - 1.6%
Celanese Corp. 4.25% perpetual cv. pfd. (NR)	40,000	1,632,800

Energy - 4.4%
ATP Oil & Gas Corp. 8% perpetual cv. pfd. (NR) (1)	7,500	788,438
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)	21,360	1,799,580
Whiting Petroleum Corp. 6.25% perpetual cv. pfd. (B-)	10,000	1,796,600
		4,384,618
Foods - 1.1%
Bunge Limited 4.875% cum. perpetual cv. pfd. (Ba1)	12,500	1,118,750

TOTAL CONVERTIBLE PREFERRED STOCKS		11,416,368

MANDATORY CONVERTIBLE SECURITIES - 8.0% (6)

Energy - 2.5%
Great Plains Energy, Inc. 12%, due 06/15/12 equity units (NR) (2)	20,000	1,320,000
Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (A+)
(linked to the performance of ConocoPhillips common stock)	2,000	1,154,520
		2,474,520
Finance - 0.8%
Citigroup, Inc. 7.5%, due 12/15/12 T-DECS (NR)	7,500	782,550

Foods - 0.9%
2009 Dole Food ACES Trust 7%, due 11/1/2012 (NR)
(exchangeable for Dole Food Company, Inc. common stock) (1)	80,000	946,248

Ellsworth Fund Ltd. - Portfolio of Investments (continued)
December 31, 2009
	Shares	Value
MANDATORY CONVERTIBLE SECURITIES - continued

Minerals and Mining - 3.8%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10 mandatory cv. pfd. (BB)	15,000	$1,728,000
Vale Capital II 6.75%, due 06/15/12 mandatory cv. notes (BBBH)
(exchangeable for ADS representing Vale S.A. common stock)	19,200	1,608,000
Vale Capital II 6.75%, due 06/15/12 mandatory cv. notes (BBBH)
(exchangeable for ADS representing Vale S.A. preferred A shares)	6,500	537,875
		3,873,875

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		8,077,193

COMMON STOCKS - 5.0%

Media and Entertainment - 2.0%
The Walt Disney Company	60,000	1,935,000

Pharmaceuticals - 1.5%
Johnson & Johnson	10,500	676,305
Merck & Co.	23,651	864,208
		1,540,513
Telecommunications - 1.5%
AT&T	55,000	1,541,650

TOTAL COMMON STOCKS		5,017,163

Total Convertible Bonds and Notes - 70.2%		$70,677,824
Total Corporate Bonds and Notes - 1.1%		1,100,250
Total Convertible Preferred Stocks - 11.3%		11,416,368
Total Mandatory Convertible Securities - 8.0%		8,077,193
Total Common Stocks - 5.0%		5,017,163
Total Investments - 95.6%		96,288,798

Other assets and liabilities, net - 4.4%		4,388,364
Total Net Assets - 100.0%		$100,677,162

(1) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act of 1933, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at December 31, 2009 was $12,750,537, which represented 12.7% of the Fund’s net assets.

(2) Contingent payment debt instrument.

(3) Security in default.

(4) Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at December 31, 2009, which represented 0.7% of the Fund’s net assets.

(5) Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of December 31, 2009, the Fund was invested in the following restricted securities:

Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012, acquired June 1, 2007.

(6) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

Investment Abbreviations

ACES — Automatic Common Exchange Securities.

ADR — American Depositary Receipts.

ADS — American Depositary Shares.

BONUSES — Bifurcated Option Note Unit Securities.

PIES — Premium Income Exchangeable Securities.

PIERS — Preferred Income Equity Redeemable Securities.

PRIDES — Preferred Redeemable Increased Dividend Equity Securities.

T-DECS — Tangible Dividend Enhanced Common Stock.

Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s. NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings *

AA	0%
A	5%
BBB	8%
BB	18%
B	19%
CCC	1%
C	1%
Not Rated	48%

* Excludes equity securities and cash.

Ellsworth Fund Ltd. — Selected Notes to Financial Statements (unaudited)

Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

Security Valuation — Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The following is a summary of the inputs used to value the net assets of the Fund as of December 31, 2009:

	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks:
Media and Entertainment	$1,935,000	$—	$—
Pharmaceuticals	1,540,513	—	—
Telecommunications	1,541,650	—	—
Total Common Stocks	5,017,163	—	—
Convertible Bonds and Notes	—	70,677,824	—
Convertible Preferred Stocks	—	11,416,368
Mandatory Convertible Securities	—	8,077,193
Corporate Bonds and Notes	—	350,250	750,000
Total Investments	$5,017,163	$90,521,635	$750,000

Ellsworth Fund Ltd.—Selected Notes to Financial Statements (continued)

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total
Beginning balance	$—	$750,000	$—	$750,000
Change in unrealized appreciation (depreciation)	—	—	—	—
Net transfers in/out of level 3	—	—	—	—
Ending balance	$—	$750,000	$—	$750,000

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Securities Transactions and Related Investment Income — Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 1 cent per share for the three months ended December 31, 2009. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At December 31, 2009 there were unrealized losses of approximately 13 cents per share on contingent payment debt instruments.

Federal Income Tax Cost — At December 31, 2009, the cost basis of investments for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $94,875,792, $9,898,579, $(8,485,573) and $1,413,006, respectively.

ITEM 2. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”), (17 CFR 270.30a-3(c)) are effective as of February 26, 2010 based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 17 CFR 240.15d-15(b)).

(b)	There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications of the principal executive officer and the principal financial officer of the Fund, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:	/s/ Thomas H. Dinsmore Thomas H. Dinsmore Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By: /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: February 26, 2010

By:	/s/ Gary I. Levine Gary I. Levine Chief Financial Officer (Principal Financial Officer)

Date: February 26, 2010